Exhibit 23.2
                                                                    ------------

                              Wheeler Wasoff, P.C.
                          Certified Public Accountants

                          INDEPENDENT AUDITOR'S CONSENT



     We consent to the incorporation by reference into this Post Effective Amendment No.2 to the Registration Statement of PYR Energy Corporation (the "Company") on Form S-3 of our report dated October 8, 1999 relating to the Company's financial statements included in its Annual Report on Form 10-KSB for the fiscal year ended August 31, 1999.

     We also consent to the reference to us under the heading "Experts" in this Registration Statement.

                                              /s/ WHEELER WASOFF, P.C.
                                              ------------------------
                                              WHEELER WASOFF, P.C.



                                              Denver, Colorado
                                              September 25, 2000